UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2005

FORCE PROTECTION, INC.
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(Exact name of Registrant as specified in its charter)

Nevada	000-22273	84-1383888
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(State or other jurisdiction	(Commission File Number)	(IRS Employer of
incorporation)		Identification No.)

9801 Highway 78, #3, Ladson, SC	29456
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(Address of principal executive offices)	(Zip Code)

(843) 740-7015
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(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Our board of directors has named R. Scott Ervin interim Chief Executive Officer. Mr. Ervin, a current member of the board and a corporate attorney, will replace Gale Aguilar, who will step down to focus on his position as president and chief operating officer of Mitem, a Menlo Park, California enterprise software company. Aguilar will remain a member of our board of directors.

Mr. Ervin is a corporate lawyer with more than 20 years’ business experience and an extensive background in corporate governance. He is licensed to practice law in New York and Texas, and is admitted to practice before the Second U.S. Circuit Court of Appeals and the United States Supreme Court. Mr. Ervin has also served as a director of Force Protection for over 3 years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.

Registrant

Date: January 27, 2005	By:	/s/ Scott Ervin
R. Scott Ervin
Interim Chief Executive Officer